                                    EXHIBIT E

                             JOINT FILING AGREEMENT

      Each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of June 17, 2004

                        BRENTHURST PRIVATE EQUITY II LIMITED

                        By: /s/ Sir Chippendale Keswick
                            -----------------------------
                            Name:  Sir Chippendale Keswick
                            Title: Director


                        BRENTHURST PRIVATE EQUITY SOUTH AFRICA I LIMITED

                        By: /s/ Sir Chippendale Keswick
                            -----------------------------
                            Name:  Sir Chippendale Keswick
                            Title: Director


                        BRENTHURST LIMITED

                        By: /s/ Sir Chippendale Keswick
                            -----------------------------
                            Name:  Sir Chippendale Keswick
                            Title: Director




                              Page 16 of 17 Pages

                        THESEUS LIMITED

                        By: /s/ John Whillis
                            -------------------
                            Name:  John Whillis
                            Title: Director


                        MAITLAND TRUSTEES LIMITED

                        By: /s/ John Whillis
                            -------------------
                            Name:  John Whillis
                            Title: Director




                              Page 17 of 17 Pages